SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 13, 2003

CINTECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio

000-24448

31-1200684

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

4747 Lake Forest Drive, Cincinnati, Ohio

45242

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code (513) 731-6000

Not applicable

(Former name or former address, if changed since last report)

#

Item 3.  Bankruptcy or Receivership

On March 13, 2003, Cintech Solutions, Inc. (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), Case No. 0311661 in the United States Bankruptcy Court for the Southern District of Ohio, Western Division, located in Cincinnati, Ohio.  The Company is continuing to operate its business and manage its properties and assets as a debtor in possession.  No trustee, examiner or committee has been appointed in the Company's Chapter 11 case.

On March 13, 2003, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99.1  Press Release dated March 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 13, 2003

CINTECH SOLUTIONS, INC.

By:

/s/Diane M. Kamionka

Name:

Diane M. Kamionka

Title:

President and CEO

Exhibit 99.1

Contact:  Dino Lucarelli

Chief Financial Officer

(800) 833-3900

Cintech Solutions Files Voluntary Petition to Reorganize under Chapter 11

CINCINNATI, Ohio – March 13, 2000 – Cintech Solutions, Inc. (TSX: CTM) announced today that its board of directors has authorized the filing of a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Ohio.  Today’s action was taken to protect the value and viability of Cintech’s operations while it works to restructure its liabilities and maximize recovery for the company’s stakeholders.

“One of Cintech’s top priorities is to ensure that its distributors and customers are protected and that they continue to receive products, services and support,” said Diane Kamionka, Cintech Solutions’ president and CEO.  “The filing will enable the company to conduct business with minimal interruption while a reorganization plan is developed.”

About Cintech Solutions

Cintech Solutions provides interaction management technology to mid-market and small businesses in North America. Cintech Solutions’ products and services improve customer service and provide rapid return on investment through the intelligent delivery and management of incoming customer contacts. With over 13,000 installations and over 15 years commitment to mid market and small businesses, Cintech Solutions delivers its solutions through an extensive distribution channel across North America. For more information on Cintech Solutions, visit www.cintechsolutions.com.

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Certain statements in this news release (for example, statements using the expressions “the Company expects” or “the Company anticipates” and other similar statements) contain “forward looking” information (as defined in the Private Securities Litigation Reform Act of 1995) involving risks and uncertainties, including without limitation, projections for sales and expenditures, and various business environment and trend projections. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the outcome of the Chapter 11 process and the risks discussed in the Company’s periodic filings with the Securities and Exchange Commission. Investors are encouraged to consider the risks detailed in those filings